UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________

FORM 8-K
_________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024
_________

ITERIS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1250 S. Capital of Texas Hwy., Building 1, Suite 330
Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 716-0808

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ITI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Background

As previously disclosed, Iteris, Inc. (the “Company” or “Iteris”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Almaviva S.p.A. (“Parent”), and Pantheon Merger Sub Inc., an indirect wholly owned subsidiary of Parent (“Merger Sub”), on August 8, 2024. The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent (the “Merger”). On October 22, 2024, Iteris held a special meeting of stockholders (“Special Meeting”) to consider certain proposals relating to the Merger Agreement. Such proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, dated September 20, 2024 (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) and mailed to all stockholders of record of the Company.

As of the close of business on September 17, 2024, the record date for the Special Meeting (the “Record Date”), there were 43,042,277 shares of common stock, par value $0.10 per share, of Iteris (“Iteris common stock”) outstanding, each of which was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, a total of 31,067,182 shares of Iteris common stock, representing approximately 72.17% of the outstanding shares of Iteris common stock entitled to vote as of the Record Date, were present in person or represented by proxy, constituting a quorum to conduct business.

The number of votes cast for and against, as well as abstention votes, with respect to each proposal presented at the Special Meeting were as follows:

Proposal No. 1: Approval of the Merger Agreement

The Company’s stockholders approved the proposal to adopt the Merger Agreement and thereby approve the transactions contemplated by the Merger Agreement, including the Merger, as follows:

Votes For	Votes Against	Abstentions
30,606,150	425,369	35,663

Consequentially, the Company, Parent and Merger Sub anticipate the transactions contemplated by the Merger Agreement, including the Merger, will close on or about November 1, 2024, subject to the satisfaction of customary closing conditions, as described in more detail in the Definitive Proxy Statement.

Proposal No. 2: Adjournment of the Special Meeting

The Company’s stockholders approved the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies to adopt the Merger Agreement, as follows:

Votes For	Votes Against	Abstentions
28,884,372	2,150,078	32,732

However, because Proposal No. 1 to adopt the Merger Agreement was approved, the adjournment of the Special Meeting was not necessary to continue to solicit additional proxies and, accordingly, the Special Meeting was not adjourned.

Proposal No. 3: Advisory Vote on Merger-Related Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding, advisory basis, certain compensation that will or may become payable to the Company’s named executive officers in connection with the Merger as follows:

Votes For	Votes Against	Abstentions
26,216,424	4,704,427	146,331

Item 8.01	Other Events

On October 23, 2024, Iteris issued a press release announcing the results of the Special Meeting. A copy of this press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 23, 2023.

***

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Iteris, Inc. (“Iteris”) or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside Iteris’ control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to satisfy the conditions to the consummation of the proposed transaction; (2) the risk that the Merger Agreement may be terminated in circumstances requiring Iteris to pay a termination fee; (3) the risk that the proposed transaction disrupts Iteris’ current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of Iteris to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the proposed transaction on Iteris’ operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction; (7) the risk that Iteris’ stock price may decline significantly if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Iteris and/or its directors, executive officers or other related persons; and (9) other factors that could affect Iteris’ business such as, without limitation, inflationary cost pressure in labor, supply chain, energy, and other expenses, disruptions resulting from deployment of systems, changing market conditions, competition and demand for services, the market acceptance of our products and services, competition, the impact of any current or future litigation, the impact of recent accounting pronouncements, the impacts of ongoing and new supply chain constraints, the status of our facilities and product development, reliance on key personnel, general economic conditions, including rising interest rates, the impact of any current or future volatility or instability in national or international political conditions, any shutdown of the United States federal government, future impacts of COVID-19 or other future pandemics, changes in governmental regulation, personnel or budgetary constraints or policies and political agendas, the availability of project funding or other project budget issues, and operational risks, including cybersecurity incidents. .

If the proposed transaction is consummated, Iteris’ stockholders will cease to have any equity interest in Iteris and will have no right to participate in its earnings and future growth. Other factors are identified and described in more detail in Iteris’ Annual Report on Form 10-K for the year ended March 31, 2024 as well as Iteris’ subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on Iteris’ projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, Iteris undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITERIS, INC.

Date: October 23, 2024	By:	/s/ KERRY A. SHIBA
Kerry A. Shiba
Senior Vice President and Chief Financial Officer, Treasurer, and Secretary